Exhibit 99.1

Management Presentation

February 2014

Disclaimer

Additional Information

In connection with the pending acquisition by XPO Logistics, Inc. (“XPO”) of Pacer International, Inc. (“Pacer”), XPO has filed with the U.S. Securities and Exchange Commission (the

“SEC”) a Registration Statement on Form S-4 that includes a Proxy Statement of Pacer and a Prospectus of XPO, as well as other relevant documents concerning the proposed transaction (referred to herein as the “Merger”). XPO AND PACER SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT / PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, PACER AND XPO. Investors and shareholders may obtain copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. Investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by XPO through the investor relations page on XPO’s corporate website at www.xpocorporate.com or by contacting XPO Logistics, Inc. at Five Greenwich Office Park, Greenwich, CT 06831, Attention: Investor Relations. In addition, investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by Pacer through the investor relations page on Pacer’s corporate website at www.pacer.com or by contacting Pacer International, Inc. at 6805 Perimeter Drive , Dublin, OH 43016, Attention: Investor Relations.

Participants in Solicitation

XPO, Pacer and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Pacer shareholders with respect to the Merger.

Information about XPO’s executive officers and directors is available in XPO’s proxy statement on Schedule 14A for its 2013 annual meeting of shareholders, filed with the SEC on April 27, 2013. Information about (1) Pacer’s executive officers and directors is set forth in Pacer’s Annual Report on Form 10-K filed with the SEC on February 8, 2013 and (2) their ownership of the Pacer shares is set forth in Pacer’s proxy statement on Schedule 14A filed with the SEC on March 13, 2013. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of XPO, Pacer and their respective executive officers and directors in the Merger by reading the Proxy Statement/Prospectus regarding the merger. Copies of these documents may be obtained, free of charge, as described above. This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including XPO’s full year 2014 and full year 2017 financial targets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s and Pacer’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisition of Pacer, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals, Pacer shareholder approval and the satisfaction of other conditions to consummation of the transaction; the ability to realize anticipated synergies and cost savings; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Pacer’s management team; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s and Pacer’s networks of third-party transportation providers; the ability to retain XPO’s and Pacer’s largest customers; XPO’s ability to successfully integrate Pacer and other acquired businesses; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Pacer or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor Pacer undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law. 2

One of the Largest 3PLs in North America

We facilitate over 20,000 deliveries per day

4th largest freight brokerage firm and Top 50 logistics company Largest manager of expedited shipments #1 heavy goods, white glove provider of last-mile logistics International and domestic freight forwarder Growing presence in managed transportation and LTL

Will be #3 provider of intermodal services and largest provider of cross-border Mexico intermodal following Pacer acquisition

Sources for rankings: Transport Topics, Journal of Commerce and company data

3

Clearly Defined Strategy for Value Creation

Acquire companies that bring value and are highly scalable Significantly scale up and optimize existing operations Open cold-starts where sales recruitment can drive revenue

We are on track or ahead of plan with all three legs of our growth strategy

4

Precise Execution of Growth Plan

Completed 10 strategic acquisitions and established 23 cold-starts in two years

Created leading edge recruiting and training programs

Introduced scalable IT platform

Added national operations centers for shared services, carrier procurement and last-mile operations

Stratified customers, assigned a single point of contact to each

Disciplined focus on operational excellence

5

Massive Commitment to Shipper Satisfaction

Built integrated network across North America in two years

Over 2,200 employees at 94 locations in the U.S. and Canada

9,500 customers in the manufacturing, industrial, retail, food and beverage, commercial, life sciences and government sectors

Over 24,000 active, vetted carriers

Approximately 400 additional trucks under exclusive contract

6

Planned Acquisition of Pacer International

Compelling reasons for the transaction

Intermodal is one of the fastest-growing areas of transportation logistics in North America

Pacer (NASDAQ: PACR) is the third largest provider of intermodal services

Pacer is the largest provider of intermodal services in the high-growth cross-border U.S.-Mexico marketplace

The combination will create company-wide cross-selling opportunities in every area of XPO service

Sources: Transport Topics and Pacer International company data

7

Strong Entry into Intermodal

With Pacer acquisition, XPO will gain instant scale and expertise in intermodal

Pacer manages approximately 10% of all domestic intermodal loads in North America

Trailing 12 months revenue of approximately $1.0 billion through December 2013

Approximately 950 employees at 30 locations serving over 3,000 customers

Source: Pacer International company data

8

Major Intermodal Market Opportunity

$15 billion intermodal sector in North America

One of the fastest-growing areas of transportation logistics

Enables shippers to lower transportation costs for freight traveling 600 miles or more

– Rail can be more fuel-efficient than truckload

– Intermodal can lower shipper’s cost by up to 20%

Sources: SJ Consulting Group, Inc., FTR Associates and Pacer International company data

High-Growth Cross-Border Mexico Sector

Mexico offers a highly attractive manufacturing environment

– Competitively priced labor force

– Faster speed-to-market than overseas locales

– Can be more cost effective than cross-border truckload

Large potential universe for conversion to intermodal: an estimated 2.8 million trucks move cross-border each year

Pacer has industry-leading cross-border expertise

Sources: AlixPartners and Pacer International company data

Immediate Synergies of Service Offerings

Combination will create company-wide cross-selling opportunities

– XPO will market intermodal to our 9,500 customers

– Pacer’s intermodal customers will have access to XPO’s full range of services

– Combined sales force will use strongest single point of contact for each customer relationship

Will enhance XPO’s value proposition as a large, single-source logistics provider with deep capacity

Source: XPO Logistics company data

Pacer Transaction Highlights

Terms Purchase price of $9.00 per share: $6.00 in cash, and

$3.00 in stock subject to a price collar

Enterprise value of approximately $296 million represents

11.5 times Pacer’s 2013 consensus EBITDA of $25.8 million,

and 8.9 times 2014 consensus EBITDA of $33.2 million

Financing XPO intends to fund cash portion of transaction consideration with proceeds of recent common stock offering

Closing Expected April 2014

Acquired 3PD in August 2013

Largest provider of heavy goods, last-mile logistics in North America

High value, high margin business serves a rapidly growing end market driven by growth in e-commerce and outsourcing

Strengthens XPO’s position with shippers as a large, single-source provider

Industry-leading customer experience IT can be used by XPO

Acquired Optima Service Solutions in November 2013

– Highly scalable supplier to 3PD, leader in last-mile delivery of large appliances and electronics

Acquired NLM in December 2013

Largest web-based expeditor in North America

Manages approximately $500 million of annual gross transportation spend and facilitates over 450,000 loads a year

– Proprietary online auction system allows carriers to bid on loads that are then awarded electronically

Adds transportation management capabilities

Capitalizes on trend toward just-in-time inventories

Makes XPO the largest manager of expedited shipments in North America

Significant Growth Embedded in XPO’s Model

Strategic accounts: market to large shippers

Cold-starts: expand footprint in markets with best access to sales talent

Scale and productivity: recruit sales reps and provide state-of-the-art training and IT

Service offering: build leadership positions in the fastest-growing areas of logistics

M&A program: focus on the top 100 pipeline prospects

Leading Positions in High-Growth Sectors

Market Projected

Size Growth

Sector ($ billions) (x GDP) Growth Drivers

Truck brokerage $50 2-3 times Outsourcing and technology

Long-haul rail efficiencies and

Intermodal $15 3-5 times near-sourcing of

manufacturing in Mexico

Heavy goods, $13 5-6 times Outsourcing and e-commerce

last-mile

Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc.,

Bureau of Economic Analysis, US Department of Commerce

Focused Sales and Marketing Effort

Differentiate XPO by providing a complete suite of services

Single point of contact for each customer

– Strategic accounts team marketing to largest 1,200 shippers

– National accounts team focused on next largest 5,000 companies

– Branch network expands our reach to hundreds of thousands of small and medium-sized shippers

Capture more of the $32 billion less-than-truckload (LTL) opportunity

Source: SJ Consulting Group, Inc.

Increasing Productivity through Technology

One common platform for freight brokerage rolled out in all acquired companies

Proprietary freight optimizer tools for pricing and load-covering put in place in 2012

Highly scalable load execution and tendering via automated load-to-carrier matching

IT budget of $36 million for 2014 (1)

(1)	$21 million of operating expense and $15 million of capital expenditures; excludes IT budget for Pacer

Growth through Cold-starts

Hire strong industry veterans as branch presidents Position in prime recruitment areas Rapidly scale up by adding salespeople Low capital investment can deliver outsized returns 23 cold-starts

– 10 in freight brokerage, 12 in freight forwarding, one in expedited

– Brokerage cold-starts on a combined annual revenue run rate of approximately $150 million

CEO Bradley S. Jacobs

Founded and led four highly successful companies, including world-class public corporations

Amerex Oil Associates: Built one of world’s largest oil brokerage firms Hamilton Resources: Grew global oil trading company to ~$1 billion United Waste: Created 5th largest solid waste business in North America United Rentals: Built world’s largest equipment rental company

United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997 United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007

Highly Skilled Management Team Partial list

Sean Fernandez *Chief Operating Officer*	NCR, Avery Dennison, Arrow Electronics
John Hardig *Chief Financial Officer*	Stifel Nicolaus, Alex. Brown
Scott Malat *Chief Strategy Officer*	Goldman Sachs, UBS, JPMorgan Chase
Troy Cooper *Senior Vice President, Operations and Finance*	United Rentals, United Waste
Gordon Devens *General Counsel*	AutoNation, Skadden Arps
Mario Harik *Chief Information Officer*	Oakleaf Waste Management
Dave Rowe *Chief Technology Officer*	Echo Global Logistics
Karl Meyer *Chief Executive Officer, 3PD division*	3PD, Inc., Home Depot
Bud Workmon *President, 3PD division*	Cardinal Logistics
Tom Connolly *Senior Vice President, Acquisitions*	EVE Partners
Lou Amo *Vice President, Carrier Procurement*	Electrolux, Union Pacific, Odyssey Logistics

The full management team can be found on www.xpologistics.com

XPO Logistics

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Deep Bench of Industry Experience Partial list

Chris Healy *President, Expedited Transportation*	Boyd Brothers, Caliber Logistics, Roberts Express
Will O'Shea *Chief Sales and Marketing Officer, 3PD division*	Ryder Integrated Logistics, Cardinal Logistics
Gregory Ritter *Senior Vice President, Strategic Accounts*	Knight, C.H. Robinson
Jake Schnell *Sr. Operational Process and Integration Manager*	C.H. Robinson
Jenna Sargent *Regional Sales and Operation Manager*	OHL, Schneider Logistics
Marie Fields *Director of Training*	C.H. Robinson, American Backhaulers
Kip Douglass *Regional Vice President*	Crowley Maritime, Coyote
Drew Wilkerson *Branch President, Charlotte*	C.H. Robinson
Doug George *Branch President, Dallas*	AFN, Ryder Integrated Logistics
Evan Laskaris *Director of Operations, Chicago*	AFN, CEVA Logistics, Menlo
Andrew Armstrong *Sales and Operations Manager*	Livingston International, Echo Global Logistics

XPO Logistics
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First 24 Months of New Growth Strategy

Revenue ($ millions)

28% quarter-over-quarter CACR $257

$194

$137

$109 $114

$71

$45 $55

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2012 2013

Source: Company data

Transformational Impact of Pacer

XPO Now

94 locations

Over 24,000 active,

vetted carriers

20,000+ deliveries

a day

With Pacer

124 locations

Access to 60,000 miles

Locations of network rail routes

XPO

3PD

Pacer 22,000 freight

Interstate highways movements a day

Source for pro forma with acquisition of Pacer: Company data

Key Financial Statistics

Revenue Trajectory

2011 revenue of $177 million

Currently at more than $1 billion annual revenue run rate

Expect to be at approximately $2 billion run rate with Pacer

Growth by Business Unit, 4Q 2013 vs. 2012

Freight brokerage: revenue up 202%, gross margin up 790 bps Expedited: revenue up 19%, gross margin up 100 bps Freight forwarding: revenue flat, gross margin up 80 bps

Source: Company data

Financial Targets

Full year 2014

Annual revenue run rate of at least $2.75 billion by December 31

Annual EBITDA run rate of at least $100 million by December 31

At least $400 million of acquired historical annual revenue, excluding the Pacer acquisition

Full year 2017

Revenue of approximately $7.5 billion

EBITDA of approximately $425 million

Incentivized XPO Management

Equity ownership aligns management team with shareholders

Management and directors own approx. 30% of the company (1)

Common Stock Equivalent Capitalization as of 2/21/14

Common Shares 48.7 million

Preferred Shares 10.5 million

Warrants (Strike Price $7 per share) 10.7 million (7.9 million dilutive) (2)

Convertible Senior Notes 7.3 million shares (3)

Stock Options and RSUs 1.7 million shares dilutive (4)

Fully Diluted Shares Outstanding 76.3 million shares (5)

(1)	Based on SEC beneficial ownership calculation as of February 21, 2014

(2) Dilutive effect of warrants calculated using treasury method (market close price of $27.37 as of 2/21/14); total warrant proceeds of $74.8 million

(3) Assumes conversion in full of $120.6 million in aggregate principal amount of outstanding 4.50% convertible senior notes due 2017

(4) As of February 21, 2014, dilutive effect of outstanding RSUs and stock options calculated using treasury method (market close price of $27.37 as of 2/21/14)

(5)	Excludes the effect of the shares issued as consideration for Pacer

Clear Path for Significant Value Creation

Assembled top management talent with a skill set uniquely suited to our growth strategy

Built a $177 million company into the 4th largest freight broker in North America in two years

Established leading positions in some of the fastest-growing areas of logistics: last-mile, expedite, and soon intermodal

Scaled up to over 20,000 deliveries a day for 9,500+ customers

Focused on making XPO an irreplaceable supply chain partner

We’re making the best use of our resources to create long-term shareholder value